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                                                                   EXHIBIT 10.37

                         SUPERVALU Retailer's Agreement
                          (with Store Identification)
                                 SUPERVALU INC.
               GENERAL OFFICES: P0 BOX 990, MINNEAPOLIS, MN 55440


     AGREEMENT between SUPERVALU INC. ("SUPERVALU") and the undersigned independent merchant ("Retailer") in consideration of the mutual promises herein, SUPERVALU and Retailer agree as follows:

A.   SUPERVALU WILL SO LONG AS RETAILER IS NOT IN DEFAULT ON ANY OBLIGATION TO
     SUPERVALU:

     1. License Retailer to identify and advertise itself as a "SUPERVALU" independent retailer, and otherwise use in connection with its retail grocery store and business at the address below, the SUPERVALU trade name, insignia, emblem, mark and colors (the "Trade Name"). No license is given for Retailer to use the Trade Name as, or on, a label, trademark on merchandise, or as a part of any corporate name. SUPERVALU reserves the right to modify or replace the Trade Name or any portion thereof from time to time. For the right to enter into or maintain this SUPERVALU Retailer's Agreement, Retailer is not obligated to obtain from SUPERVALU any particular product or services and need not pay SUPERVALU any money for simply entering into this Retailer's Agreement.

     2. Make available for lease to Retailer one or more storefront signs bearing the Trade Name. If leased, such signs will be and remain the property of SUPERVALU.

     3. Make available to Retailer its entire line of products authorized for sale by SUPERVALU to licensed SUPERVALU retailers at its applicable price end fee schedule in effect at the time Retailer places each order for product. SUPERVALU'S obligations under this paragraph are subject to the availability of product: in eases of product shortage, SUPERVALU reserves the right to allocate product at its discretion. All prices, fees, freight, terms and conditions are subject to change by SUPERVALU at any time and from time to time. The Retailer's price for each product purchase, including any fees, freight F.O.B. SUPERVALU Warehouse, and services, will be as stated on the sales documents, including invoices and weekly retailer statements, delivered to Retailer.

     4. Make available to Retailer field advisory, warehousing, buying, merchandising, shopping, advertising, accounting, store engineering, bulletin services, and such other services as SUPERVALU may offer from time to time, on SUPERVALU's established fee or charge basis, which fees and charges are subject to change at any time and from time to time.

B.   THE RETAILER WILL:

     1. Cooperate with SUPERVALU with respect to ordering and delivery procedures.

     2. Pay to SUPERVALU the price for product, including any fees and freight F.O.B. SUPERVALU Warehouse, and services as stated on the sales documents delivered to Retailer. Unless otherwise specified by SUPERVALU, supply of Retailer's orders will be conditioned upon prearranged authorization for payment by electronic transfer of funds from Retailer's account to SUPERVALU or by receipt of a signed blank check written in ink and payable to the order of SUPERVALU INC. Notwithstanding any prior representation or agreement to the contrary, SUPERVALU reserves the right at any time to condition delivery of goods or services to Retailer on Retailer's payment of cash on delivery or Retailer's prepayment by certified check, cashier's check, or wire transfer of funds.

     3. Observe all standards and conditions and requirements set forth in the SUPERVALU Policy (a copy of which Retailer hereby acknowledges Retailer has received, read, understands, and accepts) for the protection of the Trade Name.
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     4.  Upon termination hereof, immediately cease all use of the Trade Name or any confusingly similar identification, trademark, or trade name.

     5. Acknowledge SUPERVALU's right to choose and select its customers and retailers and to enter into SUPERVALU Retailer Agreements with other parties at SUPERVALU's sole choice and discretion, including but not limited to SUPERVALU's right to own, operate, finance, serve or supply a store at any location. Further acknowledge that in the event of termination of this agreement SUPERVALU has no obligations to continue to sell or supply merchandise or services of any kind to the Retailer.

     6. Either subscribe to SUPERVALU's retail accounting service thereby furnishing SUPERVALU periodic copies of accounting and sales reports and statements, or maintain its own similar adequate system of accounting and furnish SUPERVALU periodic copies of accounting and sales reports and statements as requested by SUPERVALU.

     7. Hold in confidence and not disclose to any other person all information obtained from SUPERVALU regarding price, cost, discounts, merchandising, equipment, sales and promotions.

     8. Not use the Trade Name as, or on, a label, trademark on merchandise, or as a part of any corporate name.

     9. Retailer acknowledges that its use of the Trade Name is further conditioned on Retailer adhering to the standards for services in the SUPERVALU Policy which is incorporated herein by reference.

     10. Not question or contest during or subsequent to the life of this Agreement the validity of SUPERVALU's ownership, right or control of any Trade Name, including trademark, trade name, trade dress, trade style, service mark, medallion mark, emblem, insignia or colors.

C.   TERM AND TERMINATION:

     This agreement shall become effective an the date appearing below, and shall continue in full force and effect until terminated by either party hereto upon seven (7) days' notice in writing with or without cause. This agreement shall terminate automatically end immediately if either SUPERVALU or Retailer becomes bankrupt or insolvent or makes an assignment for the benefit of creditors, if a receiver is appointed with authority to take possession of all or part of its assets, if Retailer fails to pay its obligations to SUPERVALU when due, or if Retailer becomes incapacitated or is dissolved. In the event of termination, the Retailer agrees that within seven (7) days following the effective date of such termination, Retailer will have removed from the store location and from all literature and advertising material, and will have ordered removed from all directory listings, all references to the Trade Name or other identification employing the Trade Name or any confusingly similar trade name, and will have taken steps necessary to change or cause to be changed its trade name and corporate name so that such names do not include the licensed Trade Name or words confusingly similar thereto. Within seven (7) days following the effective date of such termination, Retailer will return any signs bearing the Trade Name or any other signs belonging to SUPERVALU in good condition, reasonable wear and tear excepted, transportation charges prepaid, and do all things necessary to advise and inform the public that affiliation with SUPERVALU has been terminated.

     The termination of the relationship between SUPERVALU and Retailer shall not affect the obligation of the Retailer to pay all monies owed to SUPERVALU but unpaid or unpayable at the time of termination.

     If Retailer fails to comply with the terms of this Agreement following its termination, SUPERVALU shall have and is hereby given the right to enter the Retailer's place of business and thereupon take possession for itself and for its own use all identification bearing the Trade Name, and the Retailer hereby agrees to reimburse SUPERVALU for SUPERVALU's cost and expense incurred in such taking possession and removing and changing such identification, including but not limited to reasonable attorneys' fees.

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D.   RELATIONSHIP QP PARTIES:

     The relationship of the parties is that of arm's length independent buyer and independent seller and not that of partners, joint venturers, principal and agent, fiduciary and beneficiary, franchiser and franchisee, employer and employee, or of special trust and confidence. There shall be no third party beneficiaries to this Agreement. SUPERVALU will not be liable in any manner whatsoever for the debts, liabilities, or obligations incurred by Retailer in the operation of Retailer's business. Retailer shall indemnify and hold SUPERVALU harmless from and against any and all claims, damages, or losses made against or incurred by SUPERVALU, its officers, employees, or agents arising out of the operation of Retailer's business.

E.   ACKNOWLEDGEMENT OF RISKS AND RETAILER'S SOLE CONTROL OF ITS BUSINESS:

     Retailer acknowledges that (i) the retail grocery business is highly competitive and a high risk business and that SUPERVALU has not given end cannot give any guaranty of the profitability, if any, of Retailer; (ii) Retailer may be unprofitable and that a part or the whole of Retailer's investment in the store may be lost in the event that Retailer is unprofitable; (iii) the business and profitability of Retailer may be affected by many causes including, without limitation, Retailer's sole control over its methods or operation and business practices, competition, economic conditions, varying availability and price of product, any lack of consumer confidence, uncertainty as to petroleum supplies, inflation, deflation, strikes, embargoes, national emergencies, fire or other casualty, acts of nature and other like or similar causes; (iv) SUPERVALU has no intention or obligation in any way, directly or indirectly, to provide any additional capital to Retailer so as to refinance Retailer or to provide operating capital to Retailer, or to assist Retailer to obtain further funds.

F.   ARBITRATION:

     Any controversy or claim arising between the parties, including, but not limited to, disputes relating to this Agreement, shall be resolved by binding arbitration. This agreement to arbitrate shall continue in full force and effect despite the expiration, rescission or termination of this Agreement. All arbitration shall be undertaken pursuant to the Federal Arbitration Act, and the decision of the arbitrator(s) shall be enforceable in any court of competent jurisdiction. The parties knowingly and voluntarily waive their rights to have their dispute tried and adjudicated by a judge or jury. The arbitrator(s) shall apply the Law of the State of Minnesota, except as may be modified by this Agreement. The arbitration shall be held in Minneapolis, Minnesota.

     Any party may demand arbitration by sending written notice to the other party. The arbitration and the selection of the arbitrator(s) shall be conducted in accordance with such rules as may be agreed upon by the parties, or, failing agreement within thirty (30) days after arbitration is demanded under the Commercial Arbitration Rules of the American Arbitration Association ("AAA"), as such rules may be modified by this agreement, in any dispute which involves more than $100,000 in damages, three arbitrators shall be used. Unless the parties agree otherwise, they shall be limited in their discovery to directly relevant documents. Responses or objections to a document request shall be served twenty
(20) days after receipt of the request. The arbitrator(s) shall resolve any discovery disputes.

     The arbitrator(s) shall have the authority to award actual money damages (with interest on unpaid amounts from the date due), specific performance, and temporary injunctive relief, but the arbitrator(s) shall not have the authority to award exemplary, punitive or consequential damages, and the parties expressly waive any claimed right to such damages. The arbitration shall be of each party's individual claims only, and no claim of any other party shall be subject to arbitration in such proceeding. The costs of arbitration, but not the costs and expenses of the parties, shall be shared equally by the parties. If a party fails to proceed with arbitration, unsuccessfully challenges the arbitration award, or fails to comply with the arbitration award, the other party is entitled to costs, including reasonable attorney's fees, for having to compel arbitration or defend or enforce the award. Except as otherwise required by law, the parties and the arbitrator(s) agree to maintain as confidential all information or documents obtained during the arbitration process, including the resolution of the dispute.

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     Notwithstanding the above, the parties recognize that certain business relationships could give rise to the need for one or more of the parties to seek emergency, provisional or summary relief to repossess and sell or otherwise dispose of goods and/or fixtures, to prevent the sale or transfer of goods and/or fixtures, to protect real or personal property from injury, or to obtain possession of real estate and terminate leasehold interests, and for temporary injunctive relief. The parties agree that either shall be entitled to pursue such rights and remedies for emergency. provisional, temporary injunctive or summary relief; however, each party agrees that, immediately following the issuance of any emergency, provisional, temporary injunctive or summary relief, it will consent to the stay of judicial proceedings pending arbitration of all underlying claims between the parties.

G.   MISCELLANEOUS:

     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Retailer and SUPERVALU provided that neither this Agreement, nor any right, title, interest or obligation hereunder may be assigned or otherwise transferred by Retailer without the prior written consent of SUPERVALU. Each party acknowledges that it has not been induced to enter into this Agreement by any representations or statements, oral or written, not expressly contained herein. This Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, other than by written instrument signed by the parties hereto. In the event that any of the terms of this Agreement are in conflict with any rule or law or statutory provision or otherwise unenforceable under the laws or regulations of any government or subdivision thereof, such terms shall be deemed stricken from this Agreement, and this Agreement shall continue in force, unless the invalidity or unenforceability of any such provision thereof does substantial violence to, or where the invalid or unenforceable provisions comprise an integral part of or are otherwise inseparable from, the remainder of this Agreement. No failure by any party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right. In executing this agreement, Retailer completely and unconditionally acknowledges and agrees that Retailer has had the opportunity to consult with and receive the advice of Retailer's independent attorney, has read and understood this Agreement and has executed this agreement after independent investigation, voluntarily and without fraud, duress or undue influence, and not in reliance on any inducements, promises or representations by SUPERVALU or its attorneys. Retailer represents and warrants that the undersigned has full power and authority to execute this Retailer's Agreement for Retailer.

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
SUPERVALUE INC.                                          STORE NAME  HOMEGROCER.COM, INC.
                                                                     ---------------------------------------------

By                                                       Store Address  1445 120th Ave
   -------------------------------------------                           -----------------------------------------
                                                                        BELLEVUE, WA
Title                                                    ---------------------------------------------------------
       ---------------------------------------

Date                                                     Retailer's Corporation Name (if applicable):
      ----------------------------------------
                                                         ---------------------------------------------------------
By                                                       By
    ------------------------------------------               -----------------------------------------------------
                                                                      (Retailer's Authorized Signature)

Title                                                    Title  SENIOR VICE PRESIDENT
       ---------------------------------------                  --------------------------------------------------

Date                                                     Date  DEC 10/97
      -----------------------------------------                ---------------------------------------------------

                                                         Witness  /s/ Den Deering  /s/ Josh Waltri
                                                                  ------------------------------------------------
                                                         Vice President / SV Business Development
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